SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05071 or 33-13247

SATURNA INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Nicholas F. Kaiser
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant’s Telephone Number- (360) 734-9900

Date of fiscal year end: November 30, 2003
Date of reporting period: November 30, 2003

REPORT TO STOCKHOLDERS

Sextant Mutual Funds	(graphic omitted)

Fellow Shareowners:

Everybody wins! Bonds and stocks both did well in 2003. After three consecutive years of losses, stock markets bounced back nicely in calendar 2003. Fearing that interest rates will not remain so low, the bond markets marked time and their big gain years ended.

Buoyed by consumer spending, low interest rates, tax cuts, defense and aid spending, and a weakening dollar, corporate earnings of companies in the S&P 500 Index set a new record. Their 2003 combined earnings are estimated at $474 billion, up from $179 billion in 2002. Millions of job cuts kept costs low as consumers bought cars, houses and electronics. A surging stock market helped financial-services earnings, while exporters basked in new volume. Rapid economic growth is expected to continue well into 2004, and new jobs are finally appearing.

The no-load Sextant Funds are designed to address a broad spectrum of investment needs. In the up markets of 2003, returns increased with higher risks, just as would be expected. All stress low operating expenses and employ a "fulcrum" advisory fee structure that rewards or penalizes Saturna Capital for investment results. For the fiscal year ended November 30, 2003, comparative total returns and percentile Morningstar category rankings (1 is best) are:

Sextant Fund	Total Return	vs. Morningstar	Total Return	12-mo. Rank (group size)*
Short-Term Bond	5.00%	Short-Term Bonds	2.93%	8 (276)
Bond Income	6.52%	Long-Term Bonds	9.58%	62 (73)
Growth	21.31%	Mid-Cap Growth	32.65%	79 (768)
International	33.23%	Foreign Large Growth	24.22%	3 (210)

Further information on each Fund is found in the following sections of this report. Our portfolio managers welcome your comments and suggestions. The entire staff works to minimize operating expenses, which are well below industry standards. In the footnotes, you will notice another unusual feature of the Sextant funds: on average, almost 24% of each Sextant Fund is owned by the trustees, officers, and their immediate families. We invite you to invest your money with ours.

Nicholas Kaiser, President	Phelps McIlvaine, Vice President
(Manager, Sextant Growth; Sextant International)	(Manager, Sextant Bond Income; Sextant Short-Term Bond)

*The 12-month Rank shows how each Fund ranks (from 1 best to 100 worst) in its Morningstar peer category for the year ended November 30, 2003 - please see next page for more performance information, or see back of brochure for Morningstar disclosure.

January 2, 2004

November 30, 2003 Annual Report	1

Additional Performance Information

Average Annual Total Returns (as of 12/31/2003)	1 year	5 years	10 years OR	Since inception on 9/28/1995
Sextant Growth Fund	26.16%	6.36%	9.42%^
Sextant International Fund	49.54%	5.20%		7.95%
Sextant Short-Term Bond Fund	3.51%	5.55%		5.60%
Sextant Bond Income Fund	3.80%	6.28%	6.14%

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future performance. Mutual fund performance changes over time and currently may be significantly lower than stated. Recent performance and Morningstar rating data is published online at each month’s end. Please visit saturna.com or call Saturna Capital for current performance figures. Total returns are historical and include change in share value and reinvestment of dividends and capital gains, if any. Share price, yield and return will vary and you may have a gain or loss when you sell your shares. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries as well as the risk of currency fluctuations.

Morningstar, Inc. is an independent fund performance monitor. Rankings are determined monthly from total returns by Morningstar, by category as determined by Morningstar. The overall Morningstar rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5-, and 10-year (if applicable) Morningstar Rating. The average total return for a category is determined by Saturna Capital, utilizing the Morningstar database. Results are shown for twelve months because the Sextant Funds’ performance fees are based on the same period.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
Saturna Investment Trust

We have audited the accompanying statement of assets and liabilities of the Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Growth Fund and Sextant International Fund, each a series of the Saturna Investment Trust, including the schedules of investments as of November 30, 2003, and the related statements of operations for the year then ended, and the changes in net assets for each of the two years then ended, and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and broker. Our audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Growth Fund, and Sextant International Fund, as of November 30, 2003, the results of their operations for the year then ended, and the changes in their net assets for each of the two years then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 8, 2004

2	November 30, 2003 Annual Report

(graphic omitted)SEXTANT SHORT-TERM BOND FUND	INVESTMENTS
			As of November 30, 2003
Rating*	Issuer	Coupon/Maturity	Face Amount	Market Value

	Banking (11.5%)
A+	Australia & New Zealand Bank	6.25% due 2/1/2004	$85,000	$85,306
A	Bankers Trust (DB) sub notes	8.25% due 5/1/2005	85,000	91,160
A+	JP Morgan	7.625% due 9/15/2004	80,000	83,093
		SUB-TOTAL	250,000	259,559
	Building Products (3.4%)
A-	Lowe's Companies	7.50% due 12/15/2005	70,000	76,832

	Computer (3.3%)
AA-	Hewlett Packard	7.15% due 6/15/2005	70,000	74,364

	Finance & Insurance (20.3%)
A	Allliance Capital Management	5.625% due 8/15/2006	65,000	69,245
A+	International Finance AIG	5.75% due 10/15/2006	95,000	101,257
A-	Lincoln National Insurance	7.25% due 5/15/2005	100,000	106,915
BBB+	Sears Roebuck Acc.	3.30% due 6/15/2006	100,000	99,276
A-	Washington Mutual Financial	8.25% due 6/15/2005	75,000	81,197
		SUB-TOTAL	435,000	457,890
	Machinery (12.5%)
A	Deere	6.55% due 7/15/2004	90,000	92,265
A	Eaton	6.95% due 11/15/2004	85,000	88,692
A-	Rockwell Automation International	6.15% due 1/15/2008	95,000	102,533
		SUB-TOTAL	270,000	283,490
	Medical Drugs (15.7%)
AAA	Bristol Myers Squibb	4.75% due 10/1/2006	90,000	92,666
A	Cardinal Health	6.50% due 2/15/2004	75,000	75,434
AAA	Pfizer	5.625% due 2/1/2006	100,000	106,209
A-	Wyeth	7.90% due 2/15/2005	75,000	79,745
		SUB-TOTAL	340,000	354,054
	Oil & Gas (4.8%)
BBB+	Union Oil of California	7.20% due 5/15/2005	100,000	108,018

	Publishing (2.1%)
A-	Tribune	6.875% due 11/1/2006	45,000	48,515

	Utilities (17.3%)
AA-	Florida Power & Light	6.875% due 12/1/2005	95,000	102,952
A-	Sempra Energy	6.95% due 12/1/2005	92,000	97,993
AA-	Southwestern Bell Telephone	6.625% due 7/15/2007	95,000	104,356
A-	Verizon Wireless	5.375% due 12/15/2006	82,000	86,582
		SUB-TOTAL	364,000	391,883

Total Investments (90.9%)		(Cost = $1,991,873)	$1,944,000	$2,054,605
Other Assets (net of liabilities) (9.1%)				204,692
Total Net Assets (100%)				$2,259,297
*Ratings are the lesser of S&P or Moody's (unaudited)

November 30, 2003 Annual Report	3

(Graphic Omitted) FINANCIAL HIGHLIGHTS	SEXTANT SHORT-TERM BOND FUND

Selected data per share of capital stock outstanding throughout the year	For Year ended November 30,
	2003	2002	2001	2000	1999
Net asset value at beginning of year	$5.07	$5.10	$4.95	$4.92	$5.04
Income from investment operations
Net investment income	0.23	0.27	0.26	0.27	0.26
Net gains or losses on securities (both realized and unrealized)	0.02	(0.02)	0.14	0.03	(0.12)
Total from investment operations	0.25	0.25	0.40	0.30	0.14
Less distributions
Dividends (from net investment income)	(0.23)	(0.28)	(0.25)	(0.27)	(0.26)
Distributions (from capital gains)	-	-	-	-	-
Total distributions	(0.23)	(0.28)	(0.25)	(0.27)	(0.26)
Net asset value at end of year	$5.09	$5.07	$5.10	$4.95	$4.92
Total Return	5.00%	4.90%	8.37%	6.20%	2.88%

Ratios / Supplemental Data
Net assets ($000), end of year	$2,259	$2,177	$2,189	$2,555	$1,795
Ratio of expenses to average net assets*	0.60%	0.93%	0.51%	0.61%	0.47%
Ratio of net investment income to average net assets	4.47%	5.23%	5.45%	5.45%	5.22%
Portfolio turnover rate	22%	28%	28%	12%	21%

*For each of the above years, all or a portion of the operating expenses were waived. If costs had not been waived, the resulting increase to the ratio of expenses to average monthly net assets would be .57, .21%, .43%, .41%, and .57%, respectively.

STATEMENT OF ASSETS AND LIABILITIES

As of November 30, 2003

Assets
Bond investments (Cost $1,991,873)		$2,054,605
Cash		170,017
Interest Receivable		35,579
	Total Assets		$2,260,201

Liabilities
Other Liabilities		904
	Total Liabilities		904

Net Assets			$2,259,297

Fund shares outstanding			443,627

Analysis of Net Assets
Paid in Capital (unlimited shares authorized, without par value)		2,226,088
Accumlated net realized loss		(29,523)
Unrealized net appreciation on investments		62,732
	Net Assets applicable to Fund shares outstanding		$2,259,297
Net Asset Value, Offering and Redemption price per share			$5.09

(The accompanying notes are an integral part of these financial statements)

4	November 30, 2003 Annual Report

SEXTANT SHORT-TERM BOND FUND	STATEMENT OF OPERATIONS (Graphic Omitted)

		For the year ended November 30, 2003
Investment Income
Interest income		$131,034
Amortization of bond premium		(19,444
Accretion		3,980
	Gross investment income		$115,570

Expenses
Investment adviser and administration fees		15,979
Professional fees		3,712
Filing and registration fees		2,790
Custodian fees		1,983
Insurance		1,149
Other expenses		613
Printing and postage		558
Total gross expenses		26,784
Less adviser fees waived		(11,092)
Less custodian fees waived		(1,983)
Net expenses			13,709
	Net investment income		101,861

Net realized gain on investments
Proceeds from sales		464,965
Less: cost of securities sold based on identified cost		458,769
	Realized net gain		6,196

Unrealized gain on investments
End of year		62,732
Beginning of year		63,527
Decrease in unrealized gain for the year			(795)
	Net realized and unrealized gain		5,401
Net increase in net assets resulting from operations			$107,262

(The accompanying notes are an integral part of these financial statements)

November 30, 2003 Annual Report	5

(Graphic Omitted) STATEMENT OF CHANGES IN NET ASSETS	SEXTANT SHORT-TERM BOND FUND

	Year ended	Year ended
	Nov. 30, 2003	Nov. 30, 2002
INCREASE (DECREASE) IN NET ASSETS
From Operations
Net investment income	$101,861	$115,149
Net realized gain on investments	6,196	1,414
Net decrease in unrealized appreciation	(795)	(12,326)
Net increase in net assets	107,262	104,237

Dividends to shareowners from
Net investment income	(101,962)	(118,239)

Fund Share transactions
Proceeds from sales of shares	551,793	439,793
Value of shares issued in reinvestment of dividends	100,884	117,683
	652,677	557,476
Cost of shares redeemed	(575,737)	(555,278)
Net increase in net assets	76,940	2,198
Total increase (decrease) in net assets	$82,240	$(11,804)

NET ASSETS
Beginning of year	2,177,057	2,188,861
End of year	$2,259,297	$2,177,057

Shares of the fund sold and redeemed
Number of shares sold	107,305	86,066
Number of shares issued in reinvestment of dividends	19,603	23,087
	126,908	109,153
Number of shares redeemed	(112,516)	(109,001)
Net increase in number of shares outstanding	14,392	152

(The accompanying notes are an integral part of these financial statements)

DISCUSSION OF SEXTANT SHORT-TERM BOND FUND PERFORMANCE	(unaudited)

FISCAL YEAR 2003

6	November 30, 2003 Annual Report

FACTORS AFFECTING PERFOMANCE
Over the last twelve months, the Federal Reserve maintained very low interest rates to boost the economy. Long US Treasury rates stayed below five percent, unleashing more mortgage refinancing and home buying. Credit spreads narrowed considerably in 2003 as economic growth reemerged. 2002’s general fear of corporate accounting problems disappeared, and investor confidence was restored. The Fund’s portfolio of higher-coupon short-maturity corporate bonds helped total return. The Fund’s average maturity continued at just over 2.0 years, with an average S&P quality rating of A.

LOOKING FORWARD
We expect the US economy to grow 4% to 6% in 2004, and corporate profits to increase 15% to 20%. Focused on national elections in November, governments will be stimulative. Low mortgage rates and low prices have supported consumer spending, however we look for manufacturing and capital spending to be the engine of growth in 2004. The collapse of the US dollar threatens future inflation, and we expect the Federal Reserve to slowly push short-term interest rates up. Despite assurances to the contrary, we expect monetary policy will become tighter. The Fund will continue to overweight high grade corporate notes, which should provide another year of positive real returns.

MANAGEMENT FEE CALCULATIONS
The Sextant Short-Term Bond Fund calculates part of its management fee based on a comparison of the Fund’s return to the average return of the Morningstar category Short-Term Bond. The Fund’s 12-month return (5.00%) bettered by more than two percent that of the Morningstar average (2.93%) on November 30, 2003. Therefore, a performance bonus adjustment of 0.20% was added to the basic 0.60% annual management fee for the month of December 2003. The Fund’s total expense ratio decreased to 0.60%, reflecting the adviser’s voluntary expense cap.

COMPARISON TO INDEX
Comparison of any mutual fund to a market index must be made bearing in mind that the Index is unmanaged, and expense-free. The graph below compares $10,000 invested in the Fund at its inception in September 1995, compared to a similar amount invested in the Salomon Brothers Gov/Corp Investment Grade Bond Index for maturities between one and three years. The graph shows that a $10,000 investment made on September 1995 would have risen to $15,592 in the Fund and $16,232 in the Index. The returns shown do not reflect the deduction of income taxes that an investor could pay on income received or the sale of profitable investments.

Sextant Short-Term Bond Fund vs. Salomon Gov/Corp 1-3 yr. (unaudited)

(graph omitted)

November 30, 2003 Annual Report	7

INVESTMENTS	SEXTANT BOND INCOME FUND (Graphic Omitted)
			As of November 30, 2003
Rating*	Issuer	Coupon/Maturity	Face Amount	Market Value

	Banking (9.9%)
A+	Chase Manhattan	7.125% due 6/15/2009	$50,000	$56,240
A+	Citicorp	7.25% due 10/15/2011	50,000	57,501
A-	Comerica Bank	7.125% due 12/1/2013	50,000	54,942
A+	Norwest Financial	6.85% due 7/15/2009	50,000	56,732
		SUB-TOTAL	200,000	225,415

	Building Products (3%)
BBB+	Masco Corporation	7.125% due 8/15/2013	60,000	68,938

	Chemicals (2.4%)
A	Air Products & Chemicals	8.75% due 4/15/2021	50,000	55,566

	Diversified Financial Services (3.2%)
AAA	General Electric Capital	8.125% due 5/15/2012	60,000	72,332

	Electric Utilities (2.5%)
A-	Commonwealth Edison	7.50% due 7/1/2013	50,000	58,072

	Electronics (5.1%)
A-	Koninlijke Phillips Electronics	7.25% due 8/15/2013	50,000	56,797
A-	Sempra Energy	7.95% due 8/15/2010	50,000	58,163
		SUB-TOTAL	100,000	114,960

	Food (8.7%)
BBB+	Conagra	7.875% due 9/15/2010	50,000	59,112
A+	Hershy Foods	6.95% due 8/15/2012	50,000	57,056
A-	HJ Heinz	6.00 % due 3/15/2012	75,000	80,812
		SUB-TOTAL	175,000	196,980

	Insurance (10.7%)
A+	Allstate	7.50% due 6/15/2013	50,000	59,025
A	Progressive	7.00% due 10/1/2013	75,000	85,534
A+	XL Capital	6.50% due 1/15/2012	90,000	98,623
		SUB-TOTAL	215,000	243,182

	Investment Finance (5%)
AA-	Morgan Stanley Dean Witter	6.75% due 10/15/2013	50,000	54,147
AA+	Paine Webber Group	7.625% due 2/15/2014	50,000	58,472
		SUB-TOTAL	100,000	112,619

8	November 30, 2003 Annual Report

INVESTMENTS	SEXTANT BOND INCOME FUND (Graphic Omitted)
Rating*	Issuer	Coupon/Maturity	Face Amount	Market Value

	Machinery (5.7%)
A+	Caterpillar	9.375% due 8/15/2011	$40,000	$51,701
A+	Dover	6.25% due 6/1/2008	70,000	76,901
		SUB-TOTAL	110,000	128,602

	Medical Supplies (2%)
A+	Becton Dickinson	7.15% due 10/1/2009	40,000	45,341

	Oil & Gas (5.5%)
A	Baker Hughes	6.00% due 2/15/2009	70,000	76,736
A+	Texaco Capital	8.625% due 6/30/2010	40,000	48,424
		SUB-TOTAL	110,000	125,160

	Retailing (10.3%)
A	Dayton Hudson (Target Stores)	10.00% due 1/1/2011	50,000	63,691
A	Lowe's Companies	8.25% due 6/1/2010	50,000	60,567
A	May Department Stores	8.00% due 7/15/2012	50,000	57,068
AA	Wal-Mart Stores	7.25% due 6/1/2013	45,000	52,723
		SUB-TOTAL	195,000	234,049

	Telecommunications (2.4%)
A+	GTE	6.90% due 11/1/2008	50,000	55,740

	Transportation (6.1%)
A	Southwest Airlines	6.50% due 3/1/2012	75,000	80,753
A-	US Freightways	8.50% due 4/25/2010	50,000	57,850
		SUB-TOTAL	125,000	138,603

	US Government (10.9%)
AAA	US Treasury Bond	5.50% due 2/15/2008	225,000	246,867

Total Investments (93.4%)		(Cost = $1,953,310)	$1,865,000	$2,122,426
Other Assets (net of liabilities) (6.6%)				149,697
Total Net Assets (100%)				$2,272,123

*Ratings are the lesser of S&P or Moody's (unaudited)

November 30, 2003 Annual Report	9

FINANCIAL HIGHLIGHTS	SEXTANT BOND INCOME FUND (graphic omitted)

Selected data per share of capital stock outstanding throughoutthe year	For Year Ended November 30,
	2003	2002	2001	2000	1999
Net asset value at beginning of year	$4.97	$4.81	$4.56	$4.59	$5.00
Income from investment operations
Net investment income	0.22	0.26	0.30	0.29	0.30
Net gains or losses on securities (both realized and unrealized)	0.10	0.16	0.25	(0.03)	(0.41)
Total from investment operations	0.32	0.42	0.55	0.26	(0.11)
Less distributions
Dividends (from net investment income)	(0.22)	(0.26)	(0.30)	(0.29)	(0.30)
Distributions (from capital gains)	-	-	-	-	-
Total distributions	(0.22)	(0.26)	(0.30)	(0.29)	(0.30)
Net asset value at end of year	$5.07	$4.97	$4.81	$4.56	$4.59
Total return	6.52%	9.02%	12.40%	6.05%	(2.20)%

Ratios/supplemental data
Net assets ($000), end of year	$2,272	$2,105	$1,965	$1,505	$885
Ratio of expenses to average net assets*	0.97%	0.72%	0.34%	0.35%	0.39%
Ratio of net investment income to average net assets	4.29%	5.40%	6.71%	6.58%	6.31%
Portfolio turnover rate	0%	29%	30%	0%	20%

*For each of the above years, all or a portion of the operating expenses were waived. If these costs had not been waived, the resulting increases to the ratio of expenses to average monthly net assets would be .18%, .34%, .72%, .64%, and .66%, respectively.

STATEMENT OF ASSETS AND LIABILITIES

As of November 30, 2003

Assets
Bond investments (cost $1,953,310)		$2,122,426
Cash		111,036
Interest receivable		37,917
Insurance reserve premium		1,221
	Total Assets		$2,272,600
Liabilities
Other Liabilities		477
	Total Liabilities		477
Net Assets			$2,272,123
Fund Shares Outstanding			448,182
Analysis of Net Assets
Paid in capital (unlimited shares authorized, without par value)		2,136,847
Accumlated net realized loss		(96,696)
Unrealized net appreciation on investments		169,117
	Net Assets applicable to Fund shares outstanding		$2,272,123
Net Asset Value, Offering and Redemption price per share			$5.07

(The accompanying notes are an integral part of these financial statements)
10	November 30, 2003 Annual Report

(graphic omitted) SEXTANT BOND INCOME FUND	STATEMENT OF OPERATIONS
		For the year ended November 30, 2003
Investment income
Interest income		$129,810
Amortization of bond premium		(11,092)
Miscellaneous income		171
Accretion		112
	Gross investment income		$119,001
Expenses
Investment adviser and administration fees		15,620
Professional fees		3,949
Filing and registration fees		3,550
Insurance		1,151
Printing and postage		650
Custodian fees		641
Other expenses		588
Total gross expenses		26,149
Less adviser fees waived		(3,530)
Less custodian fees waived		(641)
Net expenses			21,978
	Net investment income		97,023
Net realized gain on investments
Proceeds from sales		-
Less cost of securities sold (based on identified cost)		-
	Realized net gain		-
Unrealized gain on investments
End of year		169,117
Beginning of year		123,383
Increase in unrealized gain for the period			45,734
	Net realized and unrealized gain		45,734
Net increase in net assets resulting from operations			$142,757

STATEMENT OF CHANGES IN NET ASSETS

	Year ended	Year ended
	Nov. 30, 2002	Nov. 30, 2002
INCREASE IN NET ASSETS
From Operations
Net investment income	$97,023	$106,916
Net realized loss on investments	-	(14,253)
Net increase in unealized appreciation	45,734	74,471
Net increase in net assets	142,757	167,134

Dividends to shareowners from
Net investment income	(97,200)	(107,024)

From tund share transactions
Proceeds from sales of shares	187,626	365,971
Value of shares issued in reinvestment of dividends	91,934	103,671
	279,560	469,642
Cost of shares redeemed	(158,167)	(389,165)
Net increase in net assets	121,393	80,477
Total increase in net assets	$166,950	$140,587

NET ASSETS
Beginning of year	2,105,173	1,964,586
End of year	$2,272,123	$2,105,173

Shares of the fund sold and redeemed
Number of shares sold	36,687	75,292
Number of shares issued in reinvestment of dividends	17,851	21,389
	54,538	96,681
Number of shares redeemed	(30,137)	(80,967)
Net increase in number of shares outstanding	24,401	15,714

(The accompanying notes are an integral part of these financial statements)

November 30, 2003 Annual Report	11

DISCUSSION OF SEXTANT BOND INCOME FUND PERFORMANCE	(unaudited)

FISCAL YEAR 2003
For the fiscal year ending November 30, 2003, the Sextant Bond Income Fund returned 6.52%. At the end of the fiscal year, the Fund ranked in the top 62% of the 73 funds in the Morningstar “Long-term Bond” category and held Morningstar’s medium “3-star” rating (judged against 58 long-term bond funds). At the end of five years, the Fund had provided a 6.27% annualized total return and ranked in the top 33% of 47 funds in its Morningstar category. The Fund’s most recent thirty-day SEC current yield is 4.01%, less than the 4.60% at the end of last year. This reflects lower market rates and a shorter average maturity. The Fund reduced its average portfolio maturity substantially during the year to 7.4 years, and maintained its average S&P credit quality rating of A.

FACTORS AFFECTING PAST PERFORMANCE
Under normal circumstances, the Fund’s policy is to maintain a dollar-weighted average maturity of ten years or more. However, with interest rate levels lower than they have been in over 40 years, the price risk of holding very long-term bonds is excessive in light of the Fund’s capital preservation goal. While inflation is not yet evident, the Fund’s average effective maturity is conservatively being kept to less than 8 years. While we were early in reducing the average maturity, the Fund is now well-protected should the expected rise in interest rates materialize.

The intransigent US economy kept Federal Reserve monetary policy in an accommodative posture all year. Investment grade credits generally outperformed US Treasuries with similar maturities. The Fund’s portfolio remains overwieght in investment grade corporate bonds. This position boosts total return over government issues. The resurgence of the eocnomy and the improvement in stock prices recently has exerted upward pressure on interest rates and downward pressure on bond prices.

LOOKING FORWARD
For 2004, we expect 10-year US Treasury rates will rise slowly from 4.2% to around 5.0%. The real rate of return (after inflation adjustment) has already increased from around 1.4% at the end of 2002 to 3.0%. We expect the US economy to grow 4-6% in 2004 and corporate profits to increase 15 to 20%. Low mortgage rates and low prices supported consumer spending and the economy in 2003. However, we look for manufacturing and capital spending to be the engine of growth in 2004. We expect the Federal Reserve Bank to push short-term interest rates up slowly in the second half of the year and investment grade spreads to narrow. The Fund will continue to overweight high grade corporate notes over other instruments.

Commodity prices are rising, but inflation remains absent. The economic recovery, now well underway, has yet to cause higher interest rates. This still leaves investors with an extended period of time that is favorable for investing in investment grade corporate notes and bonds. As ten-year rates climb over 5.25%, the Fund is prepared to reinvest at these higher yields and extend the portfolio maturity. Investment grade spreads are narrow, but we do not expect this sector to underperform government issues during the coming year.

12	November 30, 2003 Annual Report

MANAGEMENT FEE CALCULATIONS
The Sextant Bond Income Fund calculates its management fee based on a comparison of the Fund’s return to the return of Morningstar’s “Long-term Bond” category. This category consists of mutual fund portfolios that “focus on corporate and other investment grade issues with an average duration of more than six years or an effective average maturity of more than ten years.” The Fund’s +6.52% 12-month return was below that of the index (+9.58%) on November 30, 2003. Therefore, the basic 0.60% management fee was decreased by the maximum amount of 0.20%, to 0.40%, for the month of December 2003 because the Fund underperformed its benchmark index by more than 2%. The Fund’s total expense ratio increased to 0.97%, reflecting performance bonsuses earned earlier in the year.

COMPARISON TO INDEX
Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed, (2) have an objective other than mirroring the index, such as limiting risk, (3) bear transaction and other costs, (4) stand ready to buy and sell its securities to shareowners on a daily basis, and (5) provide a wide range of services. The graph below compares $10,000 invested in the Fund at its inception, compared to a similar amount invested in The Salomon Brothers Broad Investment-Grade Bond Index. The graph shows that the investment at the beginning of November 1993 would have risen to $18,149 in the Fund and $19,508 in the Index. The September 1995 changes in this Fund’s investment policy limit the usefulness of this comparison. The returns shown do not reflect the deduction of income taxes that an investor could pay on income received or the sale of profitable investments.

Sextant Bond Income Fund vs. Salomon Broad Investment Grade Bond Index (unaudited)

(graph omitted)

November 30, 2003 Annual Report	13

INVESTMENTS	SEXTANT GROWTH FUND (graphic omitted)

		As of November 30, 2002
Issue	Number of Shares	Cost	Market Value
Common Stocks (85.7%)

Banking (10.2%)
Convergys*	2,500	$51,926	$38,350
Frontier Financial	4,000	90,207	137,120
Washington Mutual	6,750	44,124	309,127
	SUB-TOTAL	186,257	484,687
Communications (1.3%)
Sprint (FON Group)	4,000	48,152	59,960

Computers (16.3%)
3 Com*	10,000	51,891	74,800
Adobe Systems	4,800	50,490	198,288
Apple Computer*	7,000	132,046	146,370
Earthlink*	8,000	62,448	76,320
Intuit*	3,000	131,758	150,840
Oracle*	8,000	28,059	96,160
Phoenix Technologies Ltd.*	3,062	29,149	26,701
	SUB-TOTAL	485,841	769,479
Construction (7.3%)
Lowe's Companies	4,000	135,141	233,200
Weyerhaeuser	2,000	93,867	114,000
	SUB-TOTAL	229,008	347,200
Electronics (6.2%)
Advanced Micro Devices*	10,000	41,708	179,800
Agilent Technologies*	4,000	108,894	113,120
	SUB-TOTAL	150,602	292,920
Food (2.5%)
Performance Food Group*	3,000	96,917	117,930

Hotels & Motels (1.6%)
Westcoast Hospitality*	15,000	111,771	73,500

Investments (5%)
Schwab (Charles)	20,415	9,117	236,814

Machinery (.9%)
Regal-Beloit	2,000	52,106	41,300

Medical (20.9%)
Affymetrix*	2,000	26,863	49,340
Amgen*	2,640	34,598	152,117
Barr Laboratories*	3,000	159,489	247,620
Bristol-Myers Squibb	3,000	79,121	79,050
Caremark Rx*	3,000	60,125	80,100
Ligand Pharmaceuticals*	5,000	56,429	66,300
Lilly (Eli)	800	77,567	54,848
Pharmaceutical Product Development*	9,000	80,608	266,490
	SUB-TOTAL	574,800	995,865
Metal Ores (1.8%)
Phelps Dodge*	1,330	76,218	84,694

Oil &Gas (1.5%)
Noble*	2,000	14,212	69,160

Publishing (1.3%)
Wiley (John) & Sons, Class A	2,400	47,112	62,400

14	November 30, 2003 Annual Report

INVESTMENTS	SEXTANT GROWTH FUND (graphic omitted)

Issue	Number of Shares	Cost	Market Value

Retail (2.7%)
Bed Bath & Beyond	3,000	$100,052	$126,720

Transportation (2.3%)
Southwest Airlines	6,000	90,163	107,880

Utilities (3.9%)
FL Group	1,500	87,711	95,325
Idacorp	3,000	78,287	88,200
	SUB-TOTAL	165,998	183,525

Total Investments (85.7%)		$2,438,326	$4,054,034
Other Assets (net of liabilities) (14.3%)			678,042
Total Net Assets (100%)			$4,732,076

*Non-income producing

Trustees and Officers (unaudited)
Name and (age) Address	Position(s) held with Trust and Length of Time Served	Principal Occupation(s) during past 5 Years	Number of Portfolios in Fund Complex overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
A. Herbet Ershig (65) 22 Shorewood Drive Bellingham, WA 98225	Independent Trustee since 1997	President (now retired), Ershigs, Inc. (industrial fabrication)	Five	None
Gary A. Goldfogel (45) 1500 N. State Street Bellingham, WA 98226	Independent Trustee since 1995	Medical Examiner (pathologist) Owner, Avocet Environmental Testing (laboratory)	Five	None
John E. Love (71) 1002 Spokane Street Garfield, WA 99130	Independent Trustee since 1987	Owner, J.E. Love Co., (agricultural equipment manufacturer)	Five	None
John S. Moore (72) 346 Bayside Road Bellingham, WA 98225	Independent Trustee since 1993	Professor (now retired), College of Business and Economics, Western Washington University	Five	None
INTERESTED TRUSTEES
Nicholas F. Kaiser, CFA (57) 1300 N. State Street Bellingham, WA 98225	President and Trustee since 1989	President, Saturna Capital Corporation President, Saturna Brokerage Services	Seven	Amana Mutual Funds Trust
OFFICERS WHO ARE NOT TRUSTEES
Phelps S. McIlvaine (50) 1300 N. State Streeet Bellingham, WA 98225	Vice President since 1994	Vice President, Saturna Capital Corporation Treasurer, Saturna Brokerage Services	N/A	N/A
Chrisopher R. Fankhauser (31) 1300 N. State Street Bellingham, WA 98225	Treasurer since 2002	Manager of Operations, Saturna Capital Corporation	N/A	N/A
Ethel B. Bartolome (31) 1300 N. State Street Bellingham, WA 98225	Secretary since 2001	Corporate Administrator, Saturna Capital Corporation [since 2000] Administrator, Cytel Corporation [1994-1999]	N/A	N/A
Term of Office: Each Trustee serves for the lifetime of the Trust or until he dies, resigns, is removed, or not re-elected by the shareowners. Each officer serves a one-year term subject to annual reappointment by the Trustees.
Mr. Kaiser is an interested person of the Trust by reason of his positions with the Trust's adviser and underwriter. Mr. McIlvaine is the primary manager of the Fund's portfolio. Saturna Capital Corporation is the Fund's advisor, and Saturna Brokerage Services, Inc. is the distributor.

November 30, 2003 Annual Report	15

FINANCIAL HIGHLIGHTS	SEXTANT GROWTH FUND (graphic omitted)

Selected data per share of capital stock outstanding throughout the year	For Year Ended November 30,

	2003	2002	2001	2000	1999
Net asset value at beginning of year	$10.64	$11.90	$13.16	$12.68	$9.29
Income from investment operations
Net investment income	(0.04)	(0.05)	(0.02)	(0.07)	(0.06)
Net gains or losses on securities (both realized and unrealized)	2.31	(1.21)	(1.24)	1.36	4.26
Total from investment operations	2.27	(1.26)	(1.26)	1.29	4.20
Less distributions
Dividends (from net investment income)	-	-	-	-	(0.14)
Distributions (from capital gains)	-	-	-	(0.81)	(0.67)
Total distributions	-	-	-	(0.81)	(0.81)
Net asset value at end of period	$12.91	$10.64	$11.90	$13.16	$12.68
Total Return	21.31%	(10.51)%	(9.57)%	10.16%	44.76%
Ratios / Supplemental Data
Net assets ($000), end of year	$4,732	$3,373	$3,792	$3,862	$3,116
Ratio of expenses to average net assets*	1.14%	1.11%	0.78%	1.05%	1.12%
Ratio of net investment income to average net assets	(0.40)%	(0.48)%	(0.18)%	(0.51)%	(0.50)%
Portfolio turnover rate	12%	15%	8%	20%	28%

*For each of the above years, all or a portion of the operating expenses were waived. If these costs had not been waived, the resulting increases to the ratio of expenses to average monthly net assets would be .06%, .06%, .06%, .06%, and .09%, respectively.

STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 2003

Assets
Investments (cost $2,438,326)		$4,054,034
Cash		642,495
Receivable for security sales		37,846
Dividends receivable		2,868
Insurance reserve premium		1,214
	Total Assets		$4,738,457
Liabilities
Payable to adviser		3,959
Other Liabilities		2,422
	Total Liabilities		6,381
Net Assets			$4,732,076
Fund Shares Outstanding			366,404
Analysis of Net Assets
Paid in Capital (unlimited shares authorized, without par value)		3,147,746
Accumlated net realized loss		(31,379)
Unrealized net appreciation on investments		1,615,709
	Net Assets applicable to Fund shares outstanding		$4,732,076
Net Asset Value, Offering and Redemption price per share			$12.91

(The accompanying notes are an integral part of these financial statements)

16	November 30, 2003 Annual Report

(Graphic Omitted) SEXTANT GROWTH FUND	STATEMENT OF OPERATIONS
		For the year ended November 30, 2003
Investment income
Dividend income		$28,193
Miscllaneous income		109
	Gross investment income		$28,302
Expenses
Investment adviser and administration fees		31,950
Professional fees		5,376
Filing and registration fees		2,790
Custodian fees		2,282
Insurance		1,710
Other expenses		945
Printing and postage		888
Total gross expenses		45,941
Less custodian fees waived		(2,282)
Net expenses			43,659
	Net investment loss		(15,357)
Net realized gain on investments
Proceeds from sales		422,958
Less cost of securities sold (based on identified cost)		393,941
	Realized net gain		29,017
Unrealized gain on investments
End of year		1,615,709
Beginning of year		800,316
Increase in unrealized gain for the year			815,393
	Net realized and unrealized gain		844,410
Net increase in net assets resulting from operations			$829,053

STATEMENT OF CHANGES IN NET ASSETS
	Year ended	Year ended
	Nov. 30, 2003	Nov. 30, 2002
INCREASE (DECREASE) IN NET ASSETS
From Operations
Net investment loss	$(15,357)	$(17,391)
Net realized gain (loss) on investments	29,017	(10,677)
Net increase (decrease) in unealized appreciation	815,393	(372,034)
Net increase (decrease) in net assets	829,053	(400,102)

Dividends to shareowners from
Net investment income	-	-

From fund share transactions
Proceeds from sales of shares	764,452	366,963
Value of shares issued in reinvestment of dividends	-	-
	764,452	366,963
Cost of shares redeemed	(234,506)	(385,297)
Net increase (decrease) in net assets	529,946	(18,334)
Total increase (decrease) in net assets	$1,358,999	$(418,436)

NET ASSETS
Beginning of year	3,373,077	3,791,513
End of year	$4,732,076	$3,373,077

Shares of the fund sold and redeemed
Number of shares sold	70,509	32,585
Number of shares issued in reinvestment of dividends	-	-
	70,509	32,585
Number of shares redeemed	(21,038)	(34,371)
Net increase (decrease) in number of shares outstanding	49,471	(1,786)

(The accompanying notes are an integral part of these financial statements)

November 30, 2003 Annual Report	17

DISCUSSION OF SEXTANT GROWTH FUND PERFORMANCE	(unaudited)

FISCAL YEAR 2003
For the fiscal year ending November 30, 2003, the Sextant Growth Fund gained 21.31%. Stock prices of smaller companies, generally down the most over the last four years, bounced back sharply during 2003. For the fiscal year, the broad S&P 500 Index gained 15.04%, while the smaller-company NASDAQ Composite Index jumped 33.24%. At the end of the fiscal year, the Fund ranked in the top 79% of the 768 funds in the Morningstar Mid-cap Growth category. At the end of the last five years, the Fund had provided a 9.38% average annualized total return and ranks in the top 17% of 385 funds in its Morningstar peer category*. At November 30, 2003, the Fund held Morningstar’s above-average “4-star” rating (judged against 606 Mid-cap Growth funds)*.

The volatility, risks and returns of the stock market continue. The poor stock market performances in 2000, 2001 and 2002 were reversed in 2003 and stocks provided investors with strong investment returns. Remember, a long-term approach is the best opportunity to prosper: the Fund has provided almost 10% average annualized total return (+9.91%) for the last 10 fiscal years.

FACTORS AFFECTING PAST PERFORMANCE
The economy in 2003 got better and better, buoyed by consumer spending, tax cuts, and a weakening dollar. It was a “perfect storm” where every factor, even unpopular foreign wars, worked to the country’s economic benefit.

The Fund seeks long-term growth through investment in common stocks of U.S. companies. It generally follows a value investment approach, favoring companies with good fundamentals and relatively low price/earnings ratios. This year's market recovery favored stocks of smaller companies and technology, which had declined the most in the three-year bear market that ended in the spring.

LOOKING FORWARD
Stocks ultimately reflect their underlying business values. While prices rallied in 2003, after their weak performances for three years, we feel many stocks are still attractively priced. Growth of the U.S. economy is expected at 4% to 6% in 2004, as low interest rates boost consumer confidence, spending and investment. Corporate profits should raise 15% to 20%, and employment should grow quickly.

MANAGEMENT FEE CALCULATIONS
The Sextant Growth Fund calculates part of its management fee based on a comparison of the Fund’s return to the average return in Morningstar's “Domestic Growth” category. At November 30, 2003, the one-year return for this category average was +20.89%. Because the Fund's 12-month return outperformed this average by less than 1% at November 30,

18	November 30, 2003 Annual Report

2003, the adviser earned no bonus or penalty fee for the month of December 2003. The Fund’s total expense ratio, 1.14% was little changed from the prior year. Like all mutual funds, Sextant Growth Fund’s annual performance results are only stated after deduction of operating expenses. The Fund is purchased directly by investors without any sales charges, which eliminated the risk of late trading and other ethical lapses discovered at some broker-distributed equity mutual funds during 2003.

COMPARISON TO INDEX
The line graph compares Sextant Growth Fund's performance to that of a broad-based stock market index, the Standard & Poor's 500 Index. Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed, (2) have an objective other than mirroring the index, such as limiting risk, (3) bear transaction and other costs, (4) stand ready to buy and sell its securities to shareholders on a daily basis, and (5) provide a wide range of services. The graph below compares $10,000 invested in the Fund at November 30, 1993 (ten years ago), compared to a similar amount invested in Standard & Poor's 500 Index. The graph shows that the investment in the Fund would have risen to $25,720 and $27,468 in the Index. The 1995 changes in this Fund’s investment objectives and policies limit the usefulness of this comparison. The returns shown do not reflect the deduction of income taxes that an investor could pay on income received or the sale of profitable investments.

Sextant Growth Fund vs. S&P 500 Index (unaudited)

(graph omitted)

November 30, 2003 Annual Report	19

INVESTMENTS	SEXTANT INTERNATIONAL FUND (Graphic Omitted)
			As of November 30, 2003
Issue	Number of Shares	Cost	Market Value	Country
Common Stocks (91.9%)

Aircraft (3.1%)
Embraer Aircraft ADR	1,713	$38,169	$50,397	Brazil

Banking and Financial (11.2%)
Aegon NV ADR	2,196	19,736	29,273	Netherlands
AXA ADS	3,000	59,784	57,780	France
Banco Bilbao Vizcaya ADS	1,800	7,702	21,636	Spain
ING Groep ADS	1,448	36,134	31,219	Netherlands
Toronto-Dominion Bank	1,400	18,159	44,086	Canada
	SUB-TOTAL	141,515	183,994
Building Materials (4.6%)
CRH plc ADR	2,000	23,075	37,300	Ireland
Hanson plc ADR	1,100	33,055	38,566	UK
	SUB-TOTAL	56,130	75,866
Computers (15.1%)
Business Objects SA ADS*	6,000	19,570	204,600	France
Dassault Systems ADR	1,000	28,380	44,950	France
	SUB-TOTAL	47,950	249,550
Consumer Products (2.9%)
Coca-Cola Femsa ADS	1,500	9,750	30,675	Mexico
Gucci Group NV	200	10,925	16,992	Italy
	SUB-TOTAL	20,675	47,667
Electronics (5.6%)
Epcos AG ADS	2,500	57,307	57,475	Germany
Sony ADR	1,000	47,517	34,350	Japan
	SUB-TOTAL	104,824	91,825
Hotels (1.8%)
Fairmont Hotels & Resorts	1,100	24,385	30,305	Canada

Medical-Drugs (2.9%)
Aventis ADS	508	15,859	29,286	France
Glaxo Smithkline plc ADR	400	9,800	18,352	UK
	SUB-TOTAL	25,659	47,638
Metals & Mining (5.4%)
Potash Corp. of Saskatchewan	500	34,234	40,570	Canada
Rio Tinto plc ADS	500	31,175	49,125	UK
	SUB-TOTAL	65,409	89,695
Oil & Gas Production (6.8%)
EnCana	1,000	35,020	36,730	Canada
Repsol-YPF ADR	2,000	43,592	34,980	Spain
Total Fina Elf ADR	500	21,864	40,385	France
	SUB-TOTAL	100,476	112,095

20	November 30, 2003 Annual Report

(Graphic Omitted) SEXTANT INTERNATIONAL FUND	INVESTMENTS
Issue	Number of Shares	Cost	Market Value	Country

Paper Products (3.8%)
Metso ADS*	2,100	$22,802	$24,675	Finland
UPM-Kymmene Oyj ADS	2,000	34,399	37,440	Finland
	SUB-TOTAL	57,201	62,115
Photographic Equipment (3.5%)
Canon ADR	1,000	23,426	46,650	Japan
Fuji Photo Film ADR	400	10,050	11,436	Japan
	SUB-TOTAL	33,476	58,086
Real Estate (2.8%)
Intrawest	2,400	41,342	45,264	Canada

Telecommunications (8.7%)
America Movil ADR	2,000	29,725	51,280	Mexico
BCE	1,600	30,120	35,792	Canada
British Sky Broadcasting ADS*	450	11.062	21,096	UK
PT Indosat ADR	1,000	20,952	13,260	Indonesia
Telefonica ADS	586	12,058	22,748	Spain
	SUB-TOTAL	103,917	144,716
Transportation (8.9%)
Canadian Pacific Railway Ltd.	1,200	20,338	32,688	Canada
Desc SA ADR	2,700	42,981	15,120	Mexico
Lan Chile ADS	3,500	24,636	53,725	Chile
Nissan Motor ADR	2,000	30,085	45,560	Japan
	SUB-TOTAL	118,040	147,093
Utilities-Electric (4.5%)
Enel ADS	800	35,372	25,640	Italy
Enersis ADS	4,000	37,125	25,760	Chile
Korea Electric Power ADS	2,000	31,961	22,760	Korea
	SUB-TOTAL	104,458	74,160
Utilities-Gas (.3%)
Transport de Gas del Sur ADR	1,500	18,807	5,550	Argentina

Total Investments (91.9%)		$1,102,433	$1,515,476
Other Assets (net of liabilities) (8.1%)			134,155
Total Net Assets (100%)			$1,649,631

* Non-income producing

November 30, 2003 Annual Report	21

FINANCIAL HIGHLIGHTS	SEXTANT INTERNATIONAL FUND (graphic omitted)

Selected data per share of capital stock outstanding throughout each year
	For Year Ended November 30,
	2003	2002	2001	2000	1999
Net asset value at beginning of year	$6.07	$7.24	$8.52	$8.32	$6.81
Income from investment operations
Net investment income	0.01	0.02	0.04	0.43	0.13
Net gains or losses on securities (both realized and unrealized)	2.00	(1.16)	(1.30)	0.20	1.57
Total from investment operations	2.01	(1.14)	(1.26)	0.63	1.70
Less distributions
Dividends (from net investment income)	(0.03)	(0.03)	(0.02)	(0.43)	(0.12)
Distributions (from capital gains)	-	-	-	-	(0.07)
Total distributions	(0.03)	(0.03)	(0.02)	(0.43)	(0.19)
Net asset value at end of year	$8.05	$6.07	$7.24	$8.52	$8.32
Total return	33.23%	(15.80)%	(14.80)%	7.62%	24.90%
Ratios/supplemental data
Net assets ($000), end of year	$1,650	$1,150	$1,445	$1,736	$1,162
Ratio of expenses to average net assets*	1.10%	1.17%	1.17%	1.20%	0.72%
Ratio of net investment income to average net assets	0.75%	0.20%	0.34%	4.74%	1.74%
Portfolio turnover rate	4%	4%	6%	11%	17%

*For each of the above years, all or a portion of the operating expenses were waived. If these costs had not been waived, the resulting increases to the ratio of expenses to average monthly net assets would be .19%, .19%, .20%, .16%, and .26%, respectively.

STATEMENT OF ASSETS AND LIABILITIES

As of November 30, 2003

Assets
Investments (cost $1,102,433)		$1,515,476
Cash		137,802
Dividends receivable		1,330
	Total Assets		$1,654,608

Liabilities
Payable to adviser		600
Other Liabilities		4,377
	Total Liabilities		4,977

Net Assets			$1,649,631

Fund shares outstanding			204,953

Analysis of Net Assets
Paid in Capital (unlimited shares authorized, without par value)		1,410,430
Accumulated net investment income		1,962
Accumulated net realized loss		(175,804)
Unrealized net appreciation on investments		413,043
	Net Assets applicable to Fund shares outstanding		$1,649,631

Net Asset Value, Offering and Redemption price per share			$8.05

(The accompanying notes are an integral part of these financial statements)

22	November 30, 2003 Annual Report

(graphic omitted) SEXTANT INTERNATIONAL FUND	STATEMENT OF OPERATIONS
		For the year ended November 30, 2003

Investment income
Dividend income (net foreign taxes of $4,085)		$23,177
Miscellaneous income		284
	Gross investment income		$23,461

Expenses
Investment adviser and administration fee		7,914
Filing and registration fees		3,075
Custodian fees		2,460
Professional fees		1,725
Other expenses		909
Printing and postage		330
Total gross expenses		16,413
Less custodian fees waived		(2,460)
Net expenses			13,953
	Net investment income		9,508

Net realized loss on investments
Proceeds from sales		47,387
Less cost of securities sold (based on identified cost)		78,057
	Realized net loss		(30,670)

Unrealized gain on investments
End of year		413,043
Beginning of year		(5,947)
Increase in unrealized gain for the year			418,990
	Net realized and unrealized gain		388,320

Net increase in net assets resulting from operations			$397,828

STATEMENT OF CHANGES IN NET ASSETS
	Year ended	Year ended
	Nov. 30, 2003	Nov. 30, 2002
INCREASE (DECREASE) IN NET ASSETS
From Operations
Net investment income	$9,508	$2,569
Net realized loss on investments	(30,670)	(70,706)
Net increase (decrease) in unealized appreciation	418,990	(141,217)
Net increase (decrease) in net assets	397,828	(209,354)

Dividends to shareowners from
Net investment income	(7,547)	(4,909)

From fund share transactions
Proceeds from sales of shares	222,528	58,704
Value of shares issued in reinvestment of dividends	7,529	4,897
	230,057	63,601
Cost of shares redeemed	(121,076)	(143,789)
Net increase (decrease) in net assets from share transactions	108,981	(80,188)
Total increase (decrease) in net assets	$499,262	$(294,451)

NET ASSETS
Beginning of year	1,150,369	1,444,820
End of year	$1,649,631	$1,150,369

Undistributed net investment income	1,962	-

Shares of the fund sold and redeemed
Number of shares sold	32,286	9,019
Number of shares issued in reinvestment of dividends	935	807
	33,231	9,826
Number of shares redeemed	(17,938)	(19,618)
Net increase (decrease) in number of shares outstanding	15,283	(9,792)

(The accompanying notes are an integral part of these financial statements)

November 30, 2003 Annual Report	23

DISCUSSION OF SEXTANT INTERNATIONAL FUND PERFORMANCE	(unaudited)

FISCAL YEAR 2003
For the fiscal year ended November 30, 2003, the Sextant International Fund gained 33.23%. The comparable Amex International Index gained 21.16%. At the end of this latest fiscal year, the Fund ranked in the 3rd percentile of the 210 funds in Morningstar’s peer Foreign Large Growth category*. For the last five years, the Fund has provided an +5.02% annualized total return. At November 30, 2003, the Fund held Morningstar’s top “5-star” rating (judged against 163 Foreign Large Growth funds)*.

The volatility, risks and returns of the stock market continue. The poor performance of international markets in 2000, 2001 and 2002 were reversed in 2003 and stocks provided investors with strong investment returns. Remember, a long-term approach is the best opportunity to prosper.

FACTORS AFFECTING PAST PERFORMANCE
The US economy in 2003 got better and better, buoyed by consumer spending, tax cuts, and a weakening dollar. It was a “perfect storm” where every factor, even unpopular foreign wars, worked to the country’s economic benefit. Foreign companies, especially the larger companies favored by the Fund, also did well. But, without doubt, the massive decline in the US dollar was the primary factor that benefited the Fund in 2003. The Fund performed exceeding well for investors seeking to hedge their portfolios against the US dollar.

Investing in foreign securities includes risks not present in domestic securities. Unlike most years, foreign stocks were generally less volatile than domestic issues. Our portfolio was more heavily invested in Europe and Canada than Asia, which hurt results slightly. Commodity prices turned upward, bringing substantial appreciation to our cyclical and resource-based issues. Financials did well as global interest rates remained low.

LOOKING FORWARD
The Sextant International Fund is broadly diversified in growing companies headquartered outside the United States. Our focus on value investing continued to serve us in 2003, when markets rallied around the world and the US dollar collapsed.

Stocks ultimately reflect their underlying business values. After their weak performances for three years, we feel many stocks are quite attractively priced. Growth of the U.S. economy is expected at 4% to 6% in 2003, as low interest rates boost consumer confidence, spending and investment. Foreign economies normally recover as the US market buys more foreign goods and services. We expect that our portfolio of securities will continue to show growth and the Fund will further improve its performance.

24	November 30, 2003 Annual Report

MANAGEMENT FEE CALCULATIONS
The Sextant International Fund calculates part of its management fee based on a comparison of the Fund’s return to the average return of the Morningstar fund category “Foreign Stock”. At November 30, 2003, the one-year return for this category average was 24.70%. Because the Fund's 12-month return outperformed this average by more than 4% at November 30, 2003, a performance bonus adjustment of 0.30% was added to the basic 0.60% annual management fee for the month of December 2003. While still a small fund, market appreciation boosted the Fund's assets during the year. This helped the total expense ratio decrease slightly to 1.10% from 1.17%.

COMPARISON TO INDEX
Comparison of any fund to an index must be made bearing in mind that the Index is unmanaged, and expense-free. The graph below compares $10,000 invested in the Fund at its inception, compared to a similar amount invested in the AMEX International Index. This capitalization-weighted index averages 50 American Depository Receipts (ADRs) of large worldwide companies, and reflects the types of securities in which Sextant International Fund invests. The graph shows that a $10,000 investment made on September 1995 would have risen to $17,821 in the Fund and $12,069 in the Index. The returns shown do not reflect the deduction of income taxes that an investor could pay on income received or the sale of profitable investments.

Sextant International Fund vs. AMEX International Index (unaudited)

(graph omitted)

November 30, 2003 Annual Report	25

NOTES TO FINANCIAL STATEMENTS

Note 1 -Organization
Saturna Investment Trust (the "Trust") was established under Washington State Law as a Business Trust on February 20, 1987. The Trust is registered as a no-load, open-end series investment company under the Investment Company Act of 1940, as amended. Five portfolio series have been created to date: Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Growth Fund, and Sextant International Fund (the "Funds"), and Idaho Tax-Exempt Fund, distributed through a separate prospectus and the results of which are contained in a separate report.

Note 2 -Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Funds.

Investments:
Securities traded on a national exchange or the national over-the-counter market system are valued at the last sale price or, in the absence of any sale on that date, the closing bid price. Other securities traded in the over-the-counter market are valued at the last bid price. Fixed-income securities for which there are no publicly available market quotations are valued using a matrix based on maturity, quality, yield and similar factors, which are compared periodically to multiple dealer bids and adjusted by the adviser under policies established by the Trustees.

The cost of securities is the same for accounting and Federal income tax purposes. Securities transactions are recorded on trade date. Realized gains and losses are recorded on the identified cost basis.

Income and Expenses:
Interest income is reduced by the amortization of bond premiums, on a constant yield-to-maturity basis from purchase date to maturity. Interest income is increased by accretion only for bonds underwritten as original issue discounts. Market discounts are recorded as realized gains upon disposition. Cash dividends from equity securities are recorded as income on the ex-dividend date.

Expenses incurred by the Trust on behalf of the Funds (e.g., professional fees) are allocated to the Funds on the basis of relative daily average net assets. The Adviser has agreed to certain limits on expenses, as described below.

Income taxes:
The Funds have elected to be taxed as regulated investment companies under the Internal Revenue Code and distribute substantially all of their taxable net income and realized net gains on investments. Thus, no provision for Federal income taxes is required.

Reclassification of capital accounts:
Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended November 30, 2003 the Bond Income Fund increased accumulated net realized loss by $15,107 and decreased paid in capital by $15,107. The Growth Fund increased accumulated net investment loss by $15,357 and decreased paid in capital by $15,357.

Dividends and distributions to shareowners:
Dividends and distributions to shareowners are recorded on the ex-dividend date. For the Sextant Short-Term Bond Fund and Sextant Bond Income Fund, dividends are paid daily and distributed on the last business day of each month. For the Sextant Growth Fund and Sextant International Fund, dividends are payable at the end of each November. Shareowners electing to reinvest dividends and distributions purchase additional shares at the net asset value on the payable date.

Use of Estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Note 3 -Transactions with Affiliated Persons
Under a contract approved by shareowners on September 28, 1995, Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services to conduct Trust business. Each of the Funds pays the Adviser a base Investment Advisory and Administrative Services Fee of .60% of average net assets per annum, payable monthly. The base Advisory Fee is subject to adjustment up or down depending on the investment performance of the Fund relative to a specified index. The Adviser has voluntarily undertaken to limit expenses of Sextant Short-Term Bond Fund to 0.60% through March 31, 2004 (and Sextant Bond Income Fund to April 1, 2003) and waives its investment advisory and administrative fee as to Sextant Short-Term Bond Fund and Sextant Bond Income Fund completely so long as assets of either Fund are less than $2 million.

For the year ended November 30, 2003, Sextant Bond Income Fund and Sextant Growth Fund incurred advisory expenses of $15,620 and $31,950, respectively. Sextant International Fund incurred advisory expenses of $7,914 and Sextant Short-Term Bond Fund incurred advisory expenses of $15,979.

In accordance with the expense waiver noted above, for the year ended November 30, 2003, Saturna Capital waived $11,092 of the Sextant Short-Term Bond Fund advisory fee and $3,530 of that of Sextant Bond Income Fund.

In accordance with the Funds' custodian agreements with National City Bank, for the year ended November 30, 2003, custodian fees for Bond Income, Short-Term Bond, Growth, and International, were $641, $1,971, $2,285, and $2,482, respectively. The custodian waived its fees for earnings credits.

26	November 30, 2003 Annual Report

One trustee, who also serves as the president of the Trust, is a director and president of the Adviser. The four unaffiliated trustees receive $100 per Board or committee meeting attended. On November 30, 2003, the turstees, officers and their immediate families as a group owned 18.7%, 25.6%, 17.2% and 34.2% of the outstanding shares of Bond Income, Short-Term Bond, Growth and International, respectively.

The Trust acts as a distributor of its own shares, except in those states in which Saturna Brokerage Services, Inc. (a subsidiary of Saturna Capital Corporation) is itself registered as a broker-dealer and acts as distributor without compensation.

Saturna Brokerage Services is the primary stockbroker used to effect portfolio transactions for Sextant Growth Fund and Sextant International Fund, and was paid $2,002 and $1,287, respectively in commissions at discount rates during the year ended November 30, 2003.

Note 4 -Federal Income Taxes
At November 30, 2003, Bond Income had capital loss carryforwards of $33,841, of which $11,717 expires in 2005, $5,730 expires in 2007, $2,141 expires in 2009 and $14,253 expires in 2010; Short-Term Bond had capital loss carryforwards of $29,523 of which $766 expires in 2005, $4,467 expires in 2007, $9,191 expires in 2008, and $15,099 expires in 2009; Growth Fund had capital loss carryforwards of $31,379 of which $20,701 expires in 2009 and $10,677 expires in 2010; and International had capital loss carryforwards of $175,804, of which $1,570 expires in 2008, $72,857 expires in 2009, $70,706 expires in 2010, and $30,671 expirs in 2011, subject to regulation. Prior to their expiration, such loss carryforwards may be used to offset future net capital gains realized for federal income tax purposes.

For the year ended November 30, 2003, the undistributed net investment income on a tax basis for Short-Term Fund, Bond Income Fund, Growth Fund, and International Fund was $0, $0, $0, and $1,962, respectively.

Note 5 -Investments
At November 30, 2003, the net unrealized gain on investments for Bond Income, Short-Term Bond, Growth and International were $169,117, $62,732, $1,615,709, and $413,043, which consists of unrealized gains of $169,192, $66,432, $1,737,694, and $568,345, and unrealized losses of $75, $3,700, $121,985, and $155,302, respectively.

During the year ended November 30, 2003, Bond Income purchased $155,197 of securities and sold $0 of securities. Comparable figures for Short-Term Bond are $503,224 purchased $464,965 sold; for Growth $582,482 and $422,958; and for International, $240,363 and $47,387.

Note 6 -Distribution to shareholders
The tax character of distributions paid during the year ended November 30, 2003 and 2002 were as follows:

Bond Income Fund
Ordinary income: $97,200 and $107,024, respectively

Short-Term Bond Fund
Ordinary income: $101,962 and $118,239, respectively

International Fund
Ordinary income: $7,529 and $4,909, respectively

(grahic omitted)

PRIVACY STATEMENT

At Saturna Capital, we understand the importance of maintaining the privacy of your financial information. To that end, we want to insure that we protect the confidentiality of any personal information you share with us.

We collect personal information about you from information we receive from you on applications and other forms and from transactions or trades placed with us. Please be assured that except to administer a transaction with an affiliated third party upon your request, we do not disclose any personal information about our customers, or our former customers, to anyone, except as may be required by law. We maintain our own technology resources to minimize the use of outside service providers.

Additionally, Saturna Capital restricts access to personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information. If you have further questions or concerns about the security or privacy of the information we receive from you, please call us at 1-888/732-6262.

November 30, 2003 Annual Report	27

Web: http://www.saturna.com
E-mail: sextant@saturna.com

(logo)

Saturna Capital
Mutual Funds
1300 N. State Street
Bellingham WA 98225-4370

1-800/SATURNA
(800/728-8762)
1-888/732-6262 for automated assistance,
including fund prices

*Source: Morningstar 11/30/03. Past performance does not guarantee future results. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. Sextant International was ranked 13th against 163 Foreign Large Growth funds in the last 3 years and 7th against 128 funds in the last 5 years. With respect to these Foreign Large Growth funds, Sextant International received a Morningstar Rating of 4 and 5 stars for the 3- and 5- year periods, ended 11/30/03 respectively. Sextant Growth was ranked 20th against 606 Mid-Cap Growth funds in the last 3 years, 17th against 385 funds in the last 5 years, and 38th against 124 funds in the last 10 years. With respect to these Mid-Cap Growth funds, Sextant Growth received a Morningstar Rating of 4, 4, and 4 stars for the 3-,5-, and 10- year periods, ended 11/30/03 respectively. Sextant Short-Term Bond was ranked 18th against 197 Short-Term Bond funds over the last 3 years and 24th against 162 funds in the last 5 years. With respect to these Short-Term Bond funds, Sextant Short-Term received a Morningstar Rating of 4 and 4 stars for the 3- and 5- year periods, ended 11/30/03 respectively. Sextant Bond Income was ranked 25th against 58 Long-Term Bond funds in the last 3 years, 33rd against 47 funds in the last 5 years, and 73rd against 20 funds in the last 10 years. With respect to these Long-Term Bond funds, Sextant Bond Income received a Morningstar Rating of 4, 4 and 2 stars for the 3, 5 and 10 year periods, ended 11/30/03 respectively.

This report is issued for the information of the shareoweners of the Fund. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Fund. Idaho Tax-Exempt Fund is a series of Saturna Investment Trust.

(graphic omitted)

SEXTANT Mutual Funds

SHORT-TERM BOND BOND INCOME GROWTH INTERNATIONAL ANNUAL REPORT November 30, 2003

28	November 30, 2003 Annual Report

REPORT TO STOCKHOLDERS

Idaho Tax-Exempt Fund

November 30, 2003 Report

Fellow Shareowners:

For the fiscal year ending November 30, 2003, Idaho Tax Exempt Fund provided a total return of +5.40%. The net asset value was $5.46 per share compared to $5.38 one year ago and $5.57 in our May semi-annual report. Over the past twelve months, the Federal Reserve Bank‘s policy has remained preoccupied with guarding against persistent deflationary forces. The potential damage caused by a cycle of falling prices convinced the central bank to lower the Federal Funds rate to a new generational low of 1.00%.

Fortunately, we now have a strong economic recovery. Large productivity increases have reduced the inflationary threat usually posed by rapid economic growth. This means the potential non-inflationary growth rate for the US economy has risen significantly. The Federal Reserve Bank now believes that the US economy can grow significantly faster than in the past without triggering a new inflationary cycle.

The rapid economic recovery has unnerved many fixed income investors who associate cyclical turning points in the economy with cyclical increases in interest rates. Today however the forces restraining inflation remain potent and as such the cyclical increase in interest rates (over the next twelve months) caused by the current economic recovery may be significantly less than in past cycles. In fact, despite the surge in rates since June, rates on US Treasuries are virtually unchanged from a year ago and municipal rates are still slightly lower than one year ago.

Looking ahead, the revival in capital spending will continue and rising employment will follow. Strong commodity prices, a rising budget deficit and a weak dollar will keep the US yield curve steep. In 2004, rates will continue to slowly rise from the lows set last June. Management intends to limit the weighted average maturity of the fund to reduce downside price risk for shareowners. Conservative investors choose the Idaho Fund for tax-free income and low price volatility when they reallocate assets from common stock portfolios to the relative safety of municipal bonds. We remain convinced that well-balanced, diversified investor portfolios including Idaho Tax Exempt Fund shares will produce another year of positive results in 2004.

Idaho’s farmers and hydroelectric power generators are benefiting from good rains this winter. Idaho continues to have some of the best demographics of any state. Global demand for Idaho’s high technology products is growing again, and tourism is recovering. Construction remains firm. The state’s tightly controlled budget and pro-business policies still give the Idaho a sharp edge.

We invite you to review the advantages of the Idaho Tax-Exempt Fund, including low expenses, income free from Idaho and federal income taxes, a high-quality diversified bond portfolio and daily supervision by professional managers. We welcome your suggestions. Only with your help can we be certain that we are meeting your investment needs — our primary objective.

Nicholas Kaiser,	Phelps McIlvaine,
President	Vice President, Portfolio Manager

January 3, 2004

November 30, 2003 Annual Report	29

INVESTMENTS
Rating*	Issuer	Coupon/Maturity	Face Amount	Market Value
			As of November 30, 2003
Airport Parking (2.9%)
AAA	Boise City Airport Revenue COP	5.40% due 8/1/2011	$215,000	$221,788
Electric Power (2.1%)
AAA	Idaho Falls Electric Revenue	6.75% due 4/12/2019	155,000	165,855
Financial Services (2.3%)
AAA	Boise City General Fund Revenue	5.20% due 12/1/2017	160,000	173,645
General Obligations (50.4%)
AA-	Ada & Canyon Counties JSD #2	5.50% due 7/30/2011	175,000	199,668
	"	5.50% due 7/30/2015	100,000	115,060
AAA	Adams County	5.00% due 8/1/2014	110,000	116,628
A+	Bannock County Jail	5.05% due 9/1/2012	95,000	101,023
AAA	Bannock County SD #25 Pocatello	5.20% due 8/1/2014	100,000	108,387
A	"	5.25% due 8/1/2016	110,000	118,359
A	"	4.90% due 8/1/2009	90,000	97,379
AAA	Bingham County SCD #55 Blackfoot	4.65% due 8/1/2017	285,000	298,763
AA-	Boise City ISD UTGO 1996	5.50% due 7/30/2016	150,000	161,196
AA	Boise City ISD Rev. Ada & Boise	5.00 due 8/15/2014	100,000	109,983
A	Boise County SD #73 Horshoe Bend	5.15% due 7/31/2010	125,000	134,296
AAA	Boundary County SCD #101	4.05% due 8/1/2015	200,000	201,232
AAA	Caldwell, Idaho	5.30% due 5/15/2014	150,000	166,918
AAA	Canyon County SCD #139 Valley View	4.05% due 8/15/2016	80,000	78,546
AAA	Canyon County SD #132	5.40% due 7/30/2011	195,000	201,721
	"	5.40% due 7/30/2012	100,000	103,447
AAA	Canyon County SD #134 Middleton	4.65% due 7/31/2016	170,000	181,524
A	Canyon County SD #135 Notus
	Series 1994	6.00% due 8/1/2007	50,000	49,912
AAA	Cassia & Twin Falls JSD #151	5.375% due 8/1/2013	85,000	91,884
	"	5.375% due 8/1/2015	75,000	81,014
AAA	Clark County SD #161 Dubois	5.00 % due 8/1/2015	270,000	291,345
AA	Idaho Housing and Finance Association	4.80% due 6/1/2017	100,000	105,680
AAA	Kootenai County SD #273	5.00% due 7/30/2016	70,000	73,181
AAA	Kuna Sch/Comm Library District	4.90% due 8/1/2013	75,000	80,967
AAA	Latah County SCD #287	4.10% due 8/1/2021	150,000	143,678
AAA	Lemhi County	4.20% due 8/1/2015	100,000	101,956
AAA	Meridian Free Library District	5.00% due 8/1/2015	200,000	212,742
AAA	Power & Cassia Cos. JSD #381	5.25% due 8/1/2012	60,000	66,929
AAA	Teton County SD #401	5.50% due 8/1/2012	75,000	80,753
	SUB-TOTAL		3,645,000	3,874,171
Housing (3.7%)
AA	Idaho Housing Authority
	Single Fam Mortgage, B-1	6.85% due 7/1/2012	40,000	40,363
AA	Idaho Housing Authority
	Refunding Series A	6.15% due 7/1/2024	80,000	81,494
AA+	Idaho Housing Authority
	Single Fam Mort Mezz-E-1	6.60% due 7/1/2011	25,000	25,415
AA	Idaho Housing Authority
	Single Fam Mort Rev Ser B1	8.00% due 1/1/2020	5,000	5,174
AAA	Valley County Jail Project Ref.	4.70% due 8/1/2014	125,000	130,580
	SUB-TOTAL		275,000	283,026

30	November 30, 2003 Annual Report

Rating*	Issuer	Coupon/Maturity	Face Amount	Market Value

Medical/Hospitals (4%)
AAA	Idaho Health Facility Auth. Ref.
	Holy Cross	5.25% due 12/1/2011	$65,000	$70,829
AAA	Idaho Health Facility Auth. Ref.
	Holy Cross Sys Corp Rev	5.00% due 12/1/2014	110,000	118,457
AAA	Idaho Health Facility Auth. Corp.
	Holy Cross Rev Refunding	5.25% due 12/1/2022	115,000	117,399
	SUB-TOTAL		290,000	306,685
Real Estate (5%)
AAA	Boise City Urban Renewal Agency Pk Rev & RA	5.00% due 9/1/2012	65,000	71,086
AAA	Idaho State Bldg Authority	5.00% due 9/1/2021	100,000	103,330
A	Jerome Urban Renewal District	5.40% due 9/1/2013	200,000	209,670
			365,000	384,086
Roads (1.4%)
A	Payette L.I.D. #89-1	7.60% due 5/1/2005	30,000	30,306
A	Post Falls L.I.D. #91-1	7.95% due 4/15/2004	20,000	19,978
A	Post FallsL.I.D. #91-4	7.95% due 4/15/2005	20,000	19,970
	"	7.95% due 4/15/2006	20,000	19,970
	"	7.95% due 4/15/2007	20,000	19,997
	SUB-TOTAL		110,000	110,221
State Education (12.1%)
AAA	Boise State University Revs-Ref.	5.10% due 4/1/2014	300,000	326,528
AAA	Idaho State Building Authority	4.00% due 9/1/2016	105,000	105,309
AAA	Idaho State University Ref & I mpt	4.90% due 4/1/2017	150,000	159,162
AAA	University of Idaho	5.60% due 4/1/2015	185,000	204,332
AAA	University of Idaho
	Student Fee Revenue	5.25% due 4/1/2014	120,000	133,375
	SUB-TOTAL		860,000	928,706
Sewer (1.4%)
A	Troy, Sewer Revenue	7.60% due 2/1/2004	10,000	9,962
	"	7.70% due 2/1/2005	15,000	14,942
	"	7.80% due 2/1/2006	15,000	14,954
	"	7.90% due 2/1/2007	15,000	14,962
	"	8.00% due 2/1/2008	15,000	14,966
	"	8.00% due 2/1/2009	20,000	19,957
	"	8.00% due 2/1/2010	20,000	19,964
	SUB-TOTAL		110,000	109,707
Urban Renewal (4.8%)
AAA	Boise City Urban Ren Agcy Lease Rev	5.875% due 8/15/2025	190,000	208,068
AA	Pocatello Dev Auth Rev Al Tax Inc	5.15% due 3/1/2011	150,000	160,364
	SUB-TOTAL		340,000	368,432
Water Supply (7%)
AAA	Ketchum Water Revenue	4.75% due 9/1/2013	60,000	63,700
AAA	McCall Water Rev., Series 1994	6.25% due 9/1/2008	200,000	221,860

November 30, 2003 Annual Report	31

Rating*	Issuer	Coupon/Maturity	Face Amount	Market Value

AAA	McCall Water Revenue	6.375% due 9/1/2014	$70,000	$76,113
AAA	Moscow Sewer Revenue	4.125% due 11/1/2008	165,000	177,752
	SUB-TOTAL		495,000	539,425

Total Investments (97.1%)		(Cost = $7,095,386)	$7,020,000	$7,465,747
Other Assets (net of liabilities) (2.9%)				225,970
Total Net Assets (100%)				$7,691,717
* These unaudited bond ratings reflect the adviser's current rating of each bond, as determined using Standard & Poor's and Moody's ratings.

Trustees and Officers (unaudited)
Name and (age) Address	Position(s) held with Trust and Length of Time Served	Principal Occupation(s) during past 5 Years	Number of Portfolios in Fund Complex overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
A. Herbet Ershig (65) 22 Shorewood Drive Bellingham, WA 98225	Independent Trustee since 1997	President (now retired), Ershigs, Inc. (industrial fabrication)	Five	None
Gary A. Goldfogel (4454) 1500 N. State Street Bellingham, WA 98226	Independent Trustee since 1995	Medical Examiner (pathologist) Owner, Avocet Environmental Testing (laboratory)	Five	None
John E. Love (71) 1002 Spokane Street Garfield, WA 99130	Independent Trustee since 1987	Owner, J.E. Love Co., (agricultural equipment manufacturer)	Five	None
John S. Moore (72) 346 Bayside Road Bellingham, WA 98225	Independent Trustee since 1993	Professor (now retired), College of Business and Economics, Western Washington University	Five	None
INTERESTED TRUSTEES
Nicholas F. Kaiser, CFA (57) 1300 N. State Street Bellingham, WA 98225	President and Trustee since 1989	President, Saturna Capital Corporation President, Saturna Brokerage Services	Seven	Amana Mutual Funds Trust
OFFICERS WHO ARE NOT TRUSTEES
Phelps S. McIlvaine (50) 1300 N. State Streeet Bellingham, WA 98225	Vice President since 1994	Vice President, Saturna Capital Corporation Treasurer, Saturna Brokerage Services	N/A	N/A
Chrisopher R. Fankhauser (31) 1300 N. State Street Bellingham, WA 98225	Treasurer since 2002	Manager of Operations, Saturna Capital Corporation	N/A	N/A
Ethel B. Bartolome(31) 1300 N. State Street Bellingham, WA 98225	Secretary since 2001	Corporate Administrator, Saturna Capital Corporation [since 2000] Administrator, Cytel Corporation [1994-1999]	N/A	N/A
Term of Office: Each Trustee serves for the lifetime of the Trust or until he dies, resigns, is removed, or not re-elected by the shareowners. Each officer serves a one-year term subject to annual reappointment by the Trustees.
Mr. Kaiser is an interested person of the Trust by reason of his positions with the Trust's adviser and underwriter. Mr. McIlvaine is the primary manager of the Fund's portfolio. Saturna Capital Corporation is the Fund's advisor, and Saturna Brokerage Services, Inc. is the distributor.

32	November 30, 2003 Annual Report

FINANCIAL HIGHLIGHTS

Selected data per share of capital stock outstanding throughout the year:	For Year Ended November 30,
	2003	2002	2001	2000	1999
Net asset value at beginning of year	$5.37	$5.28	$5.13	$5.01	$5.36
Income from investment operations
Net investment income	0.21	0.22	0.22	0.23	0.24
Net gains or losses on securities (both realized and unrealized)	0.09	0.09	0.15	0.12	(0.35)
Total from investment operations	0.30	0.31	0.37	0.35	(0.11)
Less distributions
Dividends (from net investment income)	(0.21)	(0.22)	(0.22)	(0.23)	(0.24)
Distributions (from capital gains)	-	-	-	-	-
Total distributions	(0.21)	(0.22)	(0.22)	(0.23)	(0.24)

Net asset value at end of year	$5.46	$5.37	$5.28	$5.13	$5.01

Total Return	5.40%	5.98%	7.40%	7.28%	(2.18)%

Ratios / Supplemental Data
Net assets ($000), end of year	$7,692	$6,943	$6,650	$5,628	$6,151
Ratio of gross expenses to average net assets*	0.85%	0.80%	0.79%	0.80%	0.80%
Ratio of net investment income to average net assets	3.78%	4.14%	4.21%	4.69%	4.55%
Portfolio turnover rate	6%	11%	13%	14%	13%

*For each of the above years, all or a portion of the expenses were waived. If these costs had not been waived, the resulting increase to the ratio of expenses to average net assets would be .03%, .08%, .11%, .14%, and .05%, respectively.

STATEMENT OF ASSETS AND LIABILITIES

As of November 30, 2003

Assets
Bond investments (cost $7,095,386)	$7,465,747
Cash	128,320
Interest receivable	107,865
Insurance Reserve Premium	2,473
Total Assets		$7,704,405

Liabilities
Payable to adviser	3,200
Shareholder servicing fees	350
Other Liabilities	9,138
Total Liabilities		12,688

Net Assets		$7,691,717

Fund Shares Outstanding		1,409,855

Analysis of Net Assets
Paid in Capital (unlimited shares authorized, without par value)	7,342,356
Accumulated net realized loss	(20,999)
Unrealized net appreciation to on investments	370,360
Net Assets applicable to Fund shares outstanding		$7,691,717
Net Asset Value, Offering and Redemption price per share		$5.46

(The accompanying notes are an integral part of these financial statements)

November 30, 2003 Annual Report	33

STATEMENT OF OPERATIONS

		For the year ended November 30, 2003
Investment income
Interest income		$350,362
Amortization of bond premium		(13,316)
Accretion		1,062
	Gross investment income		$338,108

Expenses
Investment adviser and administration fee		36,578
Professional fees		11,718
Shareholder service fee		4,250
Insurance		3,741
Other expenses		2,834
Printing and postage		2,322
Custodian fees		1,623
Filing and registration fees		904
Total gross expenses		63,970
Less adviser fees waived		(329)
Less custodian fees waived		(1,623)
Net expenses			62,018
	Net investment income		276,090
Net realized gain on investments
Proceeds from sales		539,942
Less: cost of securities sold (based on identified cost)		529,279
	Realized net gain		10,663
Unrealized gain on investments
End of year		370,360
Beginning of year		275,905
Increase in unrealized gain for the year			94,455
	Net realized and unrealized gain		105,118
Net increase in net assets resulting from operations			$381,208

(The accompanying notes are an integral part of these financial statements)

34	November 30, 2003 Annual Report

STATEMENT OF CHANGES IN NET ASSETS
	Year ended	Year ended
	Nov. 30, 2003	Nov. 30, 2002
INCREASE IN NET ASSETS
From Operations
Net investment income	$276,090	$279,783
Net realized gain on investments	10,663	8,373
Net increase in unrealized appreciation	94,455	103,577
Net increase in net assets	381,208	391,733

Dividends to shareowners from
Net investment income	(276,090)	(280,029)

From fund share transactions
Proceeds from sales of shares	1,140,412	633,759
Value of shares issued in reinvestment of dividends	216,574	222,546
	1,356,986	856,305
Cost of shares redeemed	(713,555)	(674,999)
Net increase in net assets	643,431	181,306
Total increase in net assets	$748,549	$293,010

NET ASSETS
Beginning of year	6,943,168	6,650,158
End of year	$7,691,717	$6,943,168

Shares of the fund sold and redeemed
Number of shares sold	209,181	118,569
Number of shares issued in reinvestment of dividends	39,726	41,714
	248,907	160,283
Number of shares redeemed	(131,040)	(126,945)
Net increase in number of shares outstanding	117,867	33,338

(The accompanying notes are an integral part of these financial statements)

Privacy Statement (unaudited)

At Saturna Capital, we understand the importance of maintaining the privacy of your financial information. To that end, we want to insure that we protect the confidentiality of any personal information you share with us.

We collect personal information about you from information we receive from you on applications and other forms and from transactions or trades placed with us. Please be assured that except to administer a transaction with an affiliated third party upon your request, we do not disclose any personal information about our customers, or our former customers, to anyone, except as may be required by law. We maintain our own technology resources to minimize the use of outside service providers.

Additionally, Saturna Capital restricts access to personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information. If you have further questions or concerns about the security or privacy of the information we receive from you, please call us at 1-888/732-6262.

November 30, 2003 Annual Report	35

Discussion of Fund Performance
(unaudited)

FISCAL YEAR 2003
For the year ending November 30, 2003, Idaho Tax Exempt Fund returned 5.40%. For the last five years, the Fund has provided a 4.76% average annualized return. At November 30, 2003 the Fund held Morningstar’s* 4-star rating (judged against 224 funds in the Muni Single State Intermediate/Short-Term category). At fiscal year end, the thirty-day SEC current yield was 3.20%, down from 3.80% one year ago. The Fund’s net assets grew 10.7% during the year. Consistent with the Fund’s conservative investment philosophy, the Fund’s price ranged between $5.33 and $5.61 per share (a 5.3% variation from low to high).
.
Average Annual Total Returns
1 year	5 years	10 years
4.03%	4.79%	5.20%
Performance data for calendar years ended 12/31/2003. Performance data quoted represents past performance and investment return and principal value of investment will fluctuate so that an investor’s shares, when redeemed maybe worth more or less than their original cost.

FACTORS AFFECTING PAST PERFORMANCE
Stimulative Federal fiscal and monetary policies produced a sharp growth in the economy and profits in 2003. Inflation and interest rates remained low, and the equity markets went sharply higher. Bond prices were stable. Idaho’s economy, based on technology, agriculture and tourism, managed some improvements and the outlook is good.

Idaho’s high personal income tax rates create a substantial appetite among residents for tax-exempt bonds, while municipalities are inherently shy of debt accumulations. The imbalance between the demand for and the supply of Idaho bonds is an important element in the overall performance of all Idaho tax-exempt bonds in both bull and bear markets. In 2003, Municipal bonds generally outperformed comparable government issues of rising rates and underperformed in periods of falling rates.

The average maturity of the Fund is the most important short-term factor affecting principal values in the portfolio. The Fund’s maturity is now 5.33 years, down from 5.81 years last November. This is the short end of its “normal” six to fifteen year maturity range. This shorter maturity reduces price risk in a rising rate environment, but sacrifices slightly higher yields available in longer maturity bonds. As rates did not increase materially in 2003, the Fund erred on the side of caution in choosing the shorter average maturity.

LOOKING FORWARD
In 2004, we expect the US economy to grow 4% to 6%, and corporate profits to increase 15% to 20%. Short-term rates are likely to rise slowly in the second half of the year. We expect high quality Idaho 10 year municipals yields to increase modestly from 4.00% to just under 5%. With higher productivity

*Source: Morningstar 11/30/03. Past performance does not guarantee future results. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. Idaho Tax-Exempt was ranked 35th against 224 Muni Single State Interm/Short-Term funds over the last 3 years, 34th against 208 funds over the last 5 years, and 27st against 108 funds in the last 10 years. With respect to these numbers of Muni Single-State Iterm/Short-Term funds, Idaho Tax-Exempt received a Morningstar rating of 4, 4, and 4 stars for the 3-, 5-, and 10- year periods, ended 11/30/03 respectively.

36	November 30, 2003 Annual Report

offsetting rising commodity prices, material inflation is not expected to return. Investors should have the opportunity to continue to earn positive real returns in high quality Idaho municipal bonds for another year. Unfortunately, the availability of new quality non-rated Idaho bonds continues to wither, while refinancings remove existing issues from this attractive sector.

COMPARISON TO INDEX
The graph compares the Idaho Tax-Exempt Fund‘s performance to the performance of the Lehman Brothers Composite Municipal Bond Index, a broad-based municipal bond market index. To be comparable, the Municipal Index data includes reinvested income (as computed by Lehman Brothers Fixed Income Research).

Note that this graph compares an unmanaged, expense free index to an actively managed Fund that has transaction and other costs. The Fund also stands ready to buy and sell its own securities to shareholders on a daily basis, as well as providing a wide range of services to them. Few investors are able to invest in an exact index portfolio because of the large amount of securities required to model such an index.

The graph shows that $10,000 invested in the Idaho Tax Exempt Fund on 11/30/93 would have grown to $16,817 at the end of November 2003. If $10,000 could have been invested in the Lehman Brothers Composite Municipal Bond Index on 11/30/93, it would have grown to $18,179. These returns do not reflect the deduction of taxes that a shareowner could pay on fund capital gain distributions or the redemption of fund shares for a profit.

Idaho Tax Exempt Bond Fund vs. Lehman Composite Municipal Bond Index (unaudited)

(graphic omitted)

November 30, 2003 Annual Report	37

NOTES TO FINANCIAL STATEMENTS

Note 1 - Organization
Saturna Investment Trust, (the "Trust") was established under Washington State Law as a Business Trust on February 20, 1987. The Trust is registered as a no-load, open-end series investment company under the Investment Company Act of 1940, as amended. Four portfolios have been created to date in addition to Idaho Tax-Exempt Fund (the "Fund"). The other four portfolios distribute through a separate prospectus and the results of those funds are contained in a separate report.

Note 2 - Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Fund.

Investments:
Fixed-income securities for which there are no publicly available market quotations are valued using matrices based on maturity, quality, yield, call features and similar factors, which are compared periodically to multiple dealer bids and adjusted by the adviser under policies established by the Trustees.

The cost of securities is the same for accounting and Federal income tax purposes. Securities transactions are recorded on trade date. Realized gains and losses are recorded on the identified cost basis.

Income and Expenses:
Interest income is reduced by the amortization of bond premiums, on a constant yield-to-maturity basis from purchase date to maturity or call, as appropriate.

Interest income is increased by accretion only for bonds underwritten as original issue discounts. Market discounts are recorded as realized gains upon disposition.

Expenses incurred by the Trust on behalf of the Fund (e.g., professional fees) are allocated to the Fund and the other Funds of the Trust on the basis of relative daily average net assets. The Adviser has agreed to certain limits on expenses, as described below.

Income taxes:
The Fund has elected to be taxed as a regulated investment company under the Internal Revenue Code and distribute substantially all of its taxable net investment income and realized net gains on investments. Therefore, no provision for Federal income taxes is required. Further, the Fund intends to meet IRS requirements for tax-free income dividends, and requirements of the Idaho Department of Revenue for income dividends free of Idaho state income tax.

Dividends and distributions to shareowners:
Dividends and distributions to shareowners are recorded on the ex-dividend date. Dividends are paid daily and distributed on the last business day of each month. Shareowners electing to reinvest dividends and distributions purchase additional shares at the net asset value on the payable date.

Use of Estimates:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Note 3 - Transactions with Affiliated Persons
Under a contract approved by shareowners on October 12, 1990, Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services to conduct the Fund’s business. For such services, the Fund pays an annual fee equal to .50% of average daily net assets. For the year ended November 30, 2003, the Fund incurred advisory fee expenses of $36,578.

Saturna Capital has volunteered to waive its advisory fee to the extent that total expenses of the Fund, (excluding interest, brokerage commissions and taxes) exceeds .80% through March 31, 2003. Accordingly, for the year ended November 30, 2003, Saturna Capital waived $329 of the advisory fee.

In accordance with the Fund’s agreement with its custodian, National City Bank of Indiana, for the year ended November 30, 2003, custodian fees incurred by the Fund amounted to $1,623. The custodian waived its fees for earnings credits.

The Trust acts as a distributor of its own shares, except in those states in which Saturna Brokerage Services, Inc. (a subsidiary of Saturna Capital Corporation) is itself registered as a broker-dealer and acts as distributor without compensation. Saturna Capital Corporation acts as shareowner servicing agent for the Fund, for a monthly fee plus certain expenses. For the year ended November 30, 2003, the Fund paid such a fee of $4,250.

One trustee, who also serves at the president of the Trust, is a director and president of the Adviser. The four unaffiliated trustees receive a fee of $100 per meeting attended, allocated pro-rata to the five Funds of the Saturna Investment Trust. On November 30, 2003, the trustees, officers and their immediate families as a group owned 0.05% of the outstanding shares of the Fund.

Note 4 - Federal Income Taxes
At November 30, 2003, Idaho Tax-Exempt had capital loss carryforwards of $20,999 which expire in 2008, subject to regulation. Prior to their expiration, such loss carryforwards may be used to offset future net capital gains realized for federal income tax purposes.

Note 5 - Investments
At November 30, 2003, the net unrealized appreciation of investments for the Fund of $370,360 comprised gross unrealized gains of $378,202 and gross unrealized losses of $7,842, and cost for federal income tax purposes was $7,095,386.

During the year ended November 30, 2003, the Fund purchased $1,166,085 of securities and sold/matured $539,942 of securities.

Distributions to shareowners:
As of November 30, 2003, the tax composition of dividends are as follows:

11/30/03
Ordinary Income: $276,090
Income Per Share: $0.21
Long-term Capital Gains: $-
Long-term Capital Gains Per Share: $-

11/30/02
Ordinary Income: $280,029
Income Per Share: $0.22
Long-term Capital Gains: $-
Long-term Capital Gains Per Share: $-

38	November 30, 2003 Annual Report

REPORT of
INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareowners and Board of Trustees
Idaho Tax-Exempt Fund

We have audited the accompanying statement of assets and liabilities of the Idaho Tax-Exempt Fund, a series of shares of the Saturna Investment Trust, including the schedules of investments as of November 30, 2003, and the related statements of operations for the year then ended, the changes in net assets for each of the two years then ended, and the financial highlights for the five years then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and broker. Our audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Idaho Tax-Exempt Fund as of November 30, 2003, the results of its operations for the year then ended, the changes in net assets for each of the two years then ended, and the financial highlights for each of the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
January 8, 2004

/s/ signature
Tait, Weller & Baker

November 30, 2003 Annual Report	39

Web: http://www.saturna.com
E-mail: idaho@saturna.com

(logo)

1300 N. State Street
Bellingham, WA 98225-4730

1-800/SATURNA
(800/728-8762)
1-888/732-6262 for automated assistance,
including fund prices

This report is issued for the information of the shareowners of the Fund. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Fund. Idaho Tax-Exempt Fund is a series of Saturna Investment Trust.

(graphic omitted) I D A H O TAX-EXEMPT FUND ANNUAL REPORT November 30, 2003

40	November 30, 2003 Annual Report

CODE OF ETHICS

Registrant has adopted a code of ethics and is included with this submission as Exhibit (a).

AUDIT COMMITTEE FINANCIAL EXPERT

(a) (1) (i) The Trustees of Saturna Investment Trust determined, at their quarterly meeting of September 25, 2003, that the Trust has at least one audit committee financial expert serving on its audit committee.

(a) (2) (ii) Mr. John Moore, an independent Trustee (as defined for investment companies), was deemed qualified and agreed to serve.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees
For the fiscal years ending November 30, 2003 and 2002, the aggregate audit fees billed for professional services rendered by the principal accountant were $22,000 and $21,000, respectively.

(b) Audit-Related Fees
For the fiscal years ending November 30, 2003 and 2002, the aggregate audit-related fees were $17,000 and $16,000, respectively. The nature of the services are: (1) auditing of the statements of assets and liabilities, related statements of operations and changes in net assets, and the financial highlights of each of the Funds; (2) auditing and reporting on the financial statements to be included in the Amendment to the Funds’ Registration Statement, Form N-1A, to be filed with the Securities and Exchange Commission; (3) review of the Amendment to the Registration Statement; and (4) issuance of a Report on Internal Control Structure for inclusion in Form N-SAR.

(c) Tax Fees
For the fiscal years ending November 30, 2003 and 2002, the aggregate tax fees billed for professional services rendered by the principal accountant were $5,000 for each year. Service includes preparation of the Funds’ federal and state income tax returns.

(d) All Other Fees
There were no other fees billed by the principal accountant for the fiscal years ending November 30, 2003 and 2002.

(e)(1) Audit Committee Pre-Approval Policies and Procedures
The following is an excerpt from the Amana Mutual Funds Trust Audit Committee Charter:

D. Oversight of Independent Auditors

3. Pre-approval of Audit and Non-Audit Services. Except as provided below, the Committee’s prior approval is necessary for the engagement of the independent auditors to provide any audit or non-audit services for the Trust and any non-audit services for any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Trust (Saturna and each such entity, an “Adviser Affiliate”) where the engagement relates directly to the operations or financial reporting of the Trust. Non-audit services that qualify under the de minimis exception described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, that were not pre-approved by the Committee, must be approved by the Committee prior to the completion of the audit. Pre-approval by the Committee is not required for engagements entered into pursuant to (a) pre-approval policies and procedures established by the Committee, or (b) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the Committee has delegated pre-approval authority, provided in either case, that the Committee is informed of each such service at its next regular meeting.

(e) (2) Percentages of Services
One hundred percent of the services described in each of paragraphs (b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

CONTROLS AND PROCEDURES

Exempt pursuant to Section 405 of the Sarbanes-Oxley Act of 2002.

EXHIBITS

Exhibits included with this filing:

(a) Code of Ethics.

(b) Certifications.

(1) Nicholas Kaiser, President, Saturna Investment Trust
(2) Christopher Fankhauser, Treasurer, Saturna Investment Trust

November 30, 2003 Annual Report	41

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SATURNA INVESTMENT TRUST

By:

/s/ Nicholas Kaiser
Nicholas Kaiser, President

Date: January 28, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Nicholas Kaiser
Nicholas Kaiser, President

Date: January 28, 2004

By:

/s/ Christopher Fankhouser
Christopher Fankhouser, Treasurer

Date: January 28, 2004

42	November 30, 2003 Annual Report